POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Christopher M. Condron
                                              --------------------------
                                              Christopher M. Condron
                                              Chairman of the Board, President
                                              and Chief Executive Officer

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Christopher M. Condron, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - June 2010                                                 Page 1
R. Dziadzio

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - June 2010                                                 Page 2
R. Dziadzio

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of June, 2010.


                                              /s/ Richard Dziadzio
                                              --------------------
                                              Richard Dziadzio
                                              Executive Vice President
                                              and Chief Financial Officer

State of New York)
County of New York) ss.:

On the 24th day of June in the year 2010 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
---------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - June 2010                                                 Page 3
R. Dziadzio

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Henri de Castries
                                              ---------------------
                                              Henri de Castries, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Denis Duverne
                                              -----------------
                                              Denis Duverne, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Charlynn Goins
                                              ------------------
                                              Charlynn Goins, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Danny L. Hale
                                              -----------------
                                              Danny L. Hale, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Anthony J. Hamilton
                                              -----------------------
                                              Anthony J. Hamilton, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Mary R. (Nina) Henderson
                                              ----------------------------
                                              Mary R. (Nina) Henderson, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Mary R. (Nina) Henderson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ James F. Higgins
                                              --------------------
                                              James F. Higgins, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared James F. Higgins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Peter Kraus
                                              ---------------
                                              Peter Kraus, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Scott D. Miller
                                              -------------------
                                              Scott D. Miller, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Scott D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Joseph H. Moglia
                                              --------------------
                                              Joseph H. Moglia, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Joseph H. Moglia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Lorie A. Slutsky
                                              --------------------
                                              Lorie A. Slutsky, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward A. Marron, Kathleen P. De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
         Form N-4 registration statement(s) to be filed in the 1st or 2nd
               Quarter of 2010, for the new "Structured Variable Annuity" contracts.
         Form N-4 registration statement(s) to be filed in the 1st Quarter of 2010, for the new "Simple Guarantee Annuity" contracts.


AXA Equitable - February 2010                                             Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the



AXA Equitable - February 2010                                             Page 2

               EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of February, 2010.

                                                        /s/ Ezra Suleiman
                                                        ------------------------
                                                        Ezra Suleiman, Director

State of New York)
County of New York) ss.:

On the 11th day of February in the year 2010 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Francesca Divone
---------------------------------------------------------
Signature and Office of individual taking acknowledgment



AXA Equitable - February 2010                                             Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Peter J. Tobin
                                              ------------------
                                              Peter J. Tobin, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Peter J. Tobin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of May, 2010.


                                              /s/ Richard C. Vaughan
                                              ----------------------
                                              Richard C. Vaughan, Director

State of New York)
County of New York) ss.:

On the 20th day of May in the year 2010 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment


AXA Equitable - May 2010                                                  Page 3

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-61380
                                    333-64751
                                    333-73121
         Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                   333-137206
                                   333-142414
                                   333-160951
                                   333-165395
         Form N-4 registration statement(s) to be filed in the 3rd or 4th
              Quarter of 2010, for the new "Retirement Cornerstone - GBA" contracts.


AXA Equitable - May 2010                                                  Page 1
A. Fenichel

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-153809
         Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
         Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-155350
                                   333-155361
                                   333-161963
                                   333-165396
         Form S-3 registration statements to be filed as necessary for Market
              Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
         Form S-3 registration statements to be filed as necessary for Market
              Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
         Form S-3, N-3 and N-4 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for Market
              Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
         Form S-3 registration statements to be filed as necessary for Market
              Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.


AXA Equitable - May 2010                                                  Page 2
A. Fenichel

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
         Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-132200
                                   333-134307
         Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
         Form N-6 registration statements to be filed as necessary.


IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of June, 2010.


                                              /s/ Alvin H. Fenichel
                                              ---------------------
                                              Senior Vice President
                                              and Chief Accounting Officer

State of New York)
County of New York) ss.:

On the 25th day of June in the year 2010 before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

AXA Equitable - May 2010                                                  Page 3
A. Fenichel